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                                                                EXHIBIT 10.46A


                    AMENDMENT AND ADDENDUM TO PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned, Four SAC Self-Storage Corporation, a Nevada corporation ("Maker"), hereby amends that certain Promissory Note (the "Note") dated as of April 1, 1996 in the original principal amount of $5,000,000 payable to the order of U-Haul International, Inc. ("Payee"), as follows. Capitalized words used herein and not otherwise defined herein have the meaning ascribed to such words in the Note.

      The Note is hereby amended to provide that effective as of April 1, 2002, interest thereunder is payable on a monthly basis, in arrears, on the first business day of each month throughout the term of the Note.

      The Note remains in full force and effect and is not amended in any respect, except as expressly provided herein.

      IN WITNESS WHEREOF, the undersigned executes this Amendment and Addendum to Promissory Note as of April 16, 2002.

                                              Four SAC Self-Storage Corporation


                                              By: ______________________________
                                                  Bruce Brockhagen, Secretary


      Payee hereby agrees and consents to the above-described amendment to the Note this 16th day of April, 2002.


                                              U-Haul International, Inc.


                                              By: ______________________________
                                                  Gary B. Horton, Assistant
                                                  Treasurer